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                                                                    EXHIBIT 10.2

                   FIRST AMENDMENT TO THE LICENSE AGREEMENT
                   ----------------------------------------

     THIS FIRST AMENDMENT TO THE LICENSE AGREEMENT dated March 26, 1998 (hereinafter referred to as "First Amendment") is made and entered into this 8th day of January, 2001, by and between GEORGIA TECH RESEARCH CORPORATION, a non-profit corporation organized and existing under the laws of the State of Georgia and with offices at the Georgia Institute of Technology, 400 Tenth Street, Atlanta, Georgia 30332-0415 (hereinafter "GTRC") and mPhase Technologies, Inc., a corporation existing under the laws of the State of New Jersey, and having its principal offices at 587 Connecticut Avenue, Norwalk, CT 06854 (hereinafter "LICENSEE").

                               W I T N E S E T H:

     WHEREAS, GTRC and LICENSEE entered into a License Agreement dated the 26th day of March, 1998 (hereinafter "License Agreement"), for an invention entitled "Digital Video and Data System", which is the subject of GTRC Invention Disclosure Number 1941; and

     WHEREAS, GTRC and LICENSEE desire to amend the said License Agreement as set forth below; and

     NOW THEREFORE, GTRC and LICENSEE in consideration of the foregoing and the mutual promises contained herein and intending to be legally bound hereby agree to amend the License Agreement as follows:


1. Paragraph 10.2 of the License Agreement is hereby deleted in its entirety and the following paragraph 10.2 shall be inserted in lieu thereof:

     "10.2  Should GTRC not receive at least Fifty Thousand U.S. Dollars
          ($50,000) in royalty payments from LICENSEE within Forty-eight (48) months from the Effective Date of this Agreement and should GTRC not receive at least One Hundred Thousand U.S. Dollars ($100,000) in royalty payments during each twelve (12) month period thereafter, GTRC shall have the option to terminate the license granted hereunder, to allow this Agreement to continue in full force and effect or to convert the license granted hereunder to a nonexclusive license upon written notice to LICENSEE."

2. Except as amended by this First Amendment, the License Agreement shall remain in full force and effect pursuant to the terms and conditions hereof.
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     IN WITNESS WHEREOF, GTRC and LICENSEE have caused this First Amendment to be executed by their duly authorized officers on the day and year first written above.



mPhase Technologies, Inc.               Georgia Tech Research Corporation


By:______________________________       By:___________________________________

Typed Name: Ronald A. Durando           Typed Name: Barry Rosenberg

Title: Chief Executive Officer          Title: Director, Technology Licensing

Date:  January 8, 2001                  Date: January 22, 2001